Roundhill Ball Metaverse ETF (METV) Listed on NYSE Arca, Inc. Summary Prospectus April 30, 2026 www.roundhillinvestments.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus dated April 30, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.roundhillinvestments.com/etf/METV. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Roundhill Ball Metaverse ETF (“Ball Metaverse ETF” or the “Fund”) seeks to track the performance, before fees and expenses, of the Ball Metaverse Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.59%

(1) The Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements reflect the Fund’s receipt of a rebate on certain of its investments that had the effect of reducing the Fund’s Total Annual Fund Operating Expenses to 0.58%. There is no guarantee that such rebate will be paid to the Fund in the future. The Adviser and the sponsor of certain of the funds in which the Fund invests have established an arrangement whereby the Fund is eligible to receive fee rebates equivalent to a portion of the fees paid on its investments in those funds. In accordance with this arrangement, for the fiscal year ended December 31, 2025, the Fund received a rebate amounting to 0.01% of the Fund’s net assets.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$59	3 Years:	$188	5 Years:	$328	10 Years:	$737
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the performance, before fees and expenses, of the Index. The Index seeks to track the performance of equity securities of foreign and domestic issuers that engage in activities or provide products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues (“Metaverse Companies”). “Metaverse” is a term used to refer to a future iteration of the Internet. Users will primarily engage with the Metaverse through persistent, simultaneous, and shared three-dimensional virtual simulations and spaces. The Metaverse will also connect to physical spaces, two-dimensional Internet experiences ( e.g., standard apps, webpages), and finite simulations ( e.g., a game). The Metaverse will be supported by a wide range of technologies, tools, and standards that enable high volumes of concurrent users, a rich virtual-only economy of labor, goods, and services, and wide ranging interoperability of data, digital assets, and content. The Index was developed and is owned by Ball Metaverse Research Partners LLC (the “Index Provider”).
Ball Metaverse Index
To be eligible for inclusion in the Index, issuers generally must have a market capitalization or assets under management (“AUM”), as appropriate, of at least $250 million USD (and thereafter maintain a market capitalization or AUM of $200 million USD) and average daily trading volume (“ADV”) of at least $2 million over a trailing 6-month period (or if unavailable, since the issuer’s listing date). Such issuers include foreign exchange-traded funds, and, in the future, may include domestic exchange-traded products, that primarily hold cryptocurrencies (each, a “Cryptocurrency ETF”) to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. In addition, Cryptocurrency ETFs may invest in bitcoin, ether, tokens related to the Solana Network (“SOL”), XRP, and any other cryptocurrency eligible to be held by U.S. registered investment companies, and seek to generate income and capital appreciation through staking the underlying cryptocurrency. Cryptocurrency ETFs eligible for inclusion in the Index include both investment companies registered under the Investment Company Act of 1940 (“1940 Act”) and exchange-traded products that are not registered under the 1940 Act. Exchange-traded products that are not registered under the 1940 Act do not afford investors, including the Fund, the investor protections available under the 1940 Act. The Index Provider may determine, in its discretion, to retain a Cryptocurrency ETF in the Index should its AUM and/or ADV decline below the referenced thresholds. A committee comprised of representatives from Ball Metaverse Research Partners LLC and external subject matter experts (the “Index Committee”) analyzes issuers for their current and future potential to experience profits or earn revenue from their activities or provision of products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues. The Metaverse Companies selected for inclusion in the Index are engaged in activities that fall into one or more of the categories described below. The categories, which may change over time as technology and consumer behavior evolve, are determined by the Index Committee through its analyses of a variety of information, including information derived from corporate announcements and filings, patent filings, third-party industry assessments, third-party usage data and metrics, scientific and technology updates, executive presentations, and consumer interviews. Currently, the seven categories and their descriptions are as follows:
• Hardware – The sale and support of physical technologies and devices used to access, interact with or develop the Metaverse. This includes, but is not limited to, consumer-facing hardware, such as virtual reality headsets, mobile phones, and haptic gloves, as well as enterprise hardware such as those used to operate or create virtual or augmented reality-based environments, such as industrial cameras, projection and tracking systems, and scanning sensors. This category does not include compute-specific hardware, such as graphic processing unit chips and servers, or networking-specific hardware, such as fiber optic cabling or wireless chipsets.
• Compute – The enablement and supply of computing power to support the Metaverse, supporting such diverse and demanding functions as physics calculation, rendering, data reconciliation and synchronization, artificial intelligence, projection, motion capture and translation. This category may include blockchain-based technologies for the management of marketplaces and networks for decentralized computing capacity.
• Networking – The provision of persistent, real-time connections, high bandwidth, and decentralized data transmission by backbone providers ( i.e. , companies that provide access to high-speed data transmission networks), the networks, exchange centers, and services that route amongst them, as well as those managing “last mile” ( i.e. , the function of connecting telecommunication services directly to end-users, both businesses and residential customers, usually in a dense area) data to consumers.
• Virtual Platforms – The development and operation of immersive digital and often three-dimensional simulations, environments and worlds wherein users and businesses can explore, create, socialize and participate in a wide variety of experiences ( e.g. , race a car, paint a painting, attend a class, listen to music), and engage in economic activity. These businesses are differentiated from traditional online experiences and multiplayer video games by the existence of a large ecosystem of developers and content creators which generate the majority of content on and/or collect the majority of revenues built on top of the underlying platform.
• Interchange Standards – The tools, protocols, formats, services, and engines which serve as actual or de facto standards for interoperability, and enable the creation, operation and ongoing improvements to the Metaverse. These standards support activities such as rendering, physics and artificial intelligence, as well as asset formats and their import/export from experience to experience, forward compatibility management and updating, tooling and authoring activities, and information management.

• Payments – The support of digital payment processes, platforms, and operations, which includes cryptocurrencies, the companies that are fiat on-ramps to those cryptocurrencies, companies that provide or service the infrastructure and technologies to “mint” cryptocurrencies, and companies that provide the financial services necessary to trade and manage cryptocurrencies, as well as issuers of financial products that provide a means of obtaining exposure to cryptocurrencies.
• Content, Assets and Identity Services – The design/creation, sale, re-sale, storage, secure protection and financial management of digital assets, such as virtual goods, as connected to user data and identity. This contains all business and services “built on top of” and/or which “service” the Metaverse, but which are not vertically integrated into a virtual platform by the platform owner, including content which is built specifically for the Metaverse. This category may include blockchain-based technologies for the decentralized creation and trading of digital assets.
Once identified and allocated to one or more categories, Metaverse Companies are further ranked within the categories as follows:
• “Pure-Play” Companies – Issuers whose primary business models and/or growth prospects are directly linked to the Metaverse. For these issuers, continued growth in the Metaverse is expected to be critical to their economic success going forward.
• “Core” Companies – Issuers with substantial operations and/or growth prospects linked to the Metaverse. These issuers have other business units driving their economics, and thus are less affected by the growth of Metaverse than “pure-play” companies. In time, growth in the industry and/or investments in their Metaverse-specific units may lead these issuers to become “pure-play” companies if their Metaverse operations become a primary driver of economic performance. In most cases, the Metaverse-specific offerings of these issuers are core components of the Metaverse.
• “Non-Core” Companies – Issuers with operations and/or growth prospects linked to the Metaverse. These issuers derive the majority of their revenue from business lines not directly related to the Metaverse. In time, growth in the industry and/or investments in their Metaverse-specific units may lead these issuers to become “core” companies if their Metaverse operations become a relevant driver of economic performance. It is unlikely, based on current information, that the Metaverse-specific offerings of “non-core” companies would become the primary driver of such economic performance going forward.
Metaverse Companies are weighted on a tiered basis whereby “pure-play” companies receive two and a half times the initial weighting of “core” companies and five times the initial weighting of “non-core” companies, while “core” companies” receive two times the initial weighting of “non-core” companies. These initial weights are calculated based on the number of issuers in each category in the Index upon rebalancing to ensure the aggregate combined weight of each category equals 100%.
A category may have any number of “pure-play,” “core” or “non-core” companies, or none. In the event no issuers are identified for a particular category, the weight for that category will be allocated across the other categories on a pro rata basis. The weight of any category is capped at 25% of the total Index weight upon rebalance.
The weight of any issuer in the Index is capped at 8%. Any issuer weight in excess of 8% will be pro-rated across the remaining Index components, subject to the 25% category cap.
Index component changes resulting from reconstitutions are made after the market close on the third Friday in March, June, September and December and become effective at the market opening on the next trading day. Depending on the number of issuers that qualify as Metaverse Companies, the number of Index components, and therefore the anticipated number of Fund holdings, may range from 25 to 100.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in Metaverse Companies, which may include investments in American Depository Receipts (“ADRs”). For purposes of this policy, the Fund defines Metaverse Companies as foreign and domestic issuers that engage in activities or provide products, services, technologies, or technological capabilities to enable the Metaverse, and benefit from its generated revenues. Like the Index, the Fund may have indirect exposure to cryptocurrencies, such as bitcoin and ether, through investments in one or more Cryptocurrency ETFs, as well as through publicly traded securities of companies engaged in cryptocurrency-related businesses and activities. The Fund will not invest directly in cryptocurrencies.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when Exchange Traded Concepts, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, believes it is in the best interests of the Fund ( e.g. , when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund also may invest in securities or other investments not included in the Index, but which the Sub-Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of March 31, 2026, the Index was concentrated in the Entertainment industry within the Communication Services Sector.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
• Bitcoin Risk. Bitcoin is a relatively new innovation and the market for bitcoin is subject to rapid price swings, changes and uncertainty. The value of bitcoin has been and may continue to be substantially dependent on speculation. The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact bitcoin trading venues. Additionally, if one or a coordinated group of miners were to gain control of 51% of the Bitcoin Network, they would have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, bitcoin and bitcoin trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote bitcoin in a way that artificially increases the price of bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin Network. The realization of any of these risks could result in a decline in the acceptance of bitcoin and consequently a reduction in the value of bitcoin, bitcoin futures, and the Fund. In addition, bitcoin is a bearer asset that can be irrevocably lost or stolen to the extent that private keys are lost or stolen.
The slowness of transaction processing and finality, the variability of transaction fees, and volatility of bitcoin’s price could disadvantage or impede the adoption of the Bitcoin Blockchain as a payment network. The further development and use of the Bitcoin Blockchain for its intended purpose and other allowable applications are, and may continue to be, substantially dependent upon “Layer-2” solutions operating on top of the Bitcoin Blockchain, such as the Lightning Network, which is intended to expand the scale and speed of payments across the underlying Bitcoin Blockchain through the use of channels and payment networks outside of the Bitcoin Blockchain. To the extent these Layer-2 solutions have not been developed or have not been fully developed in a way that is adequate to improve scalability, transactions speed or efficiency, the use and/or value of the Bitcoin Blockchain may be limited, which could adversely affect the Fund. Further, the industry is actively researching, investing in and in some cases creating alternative blockchains that are able to support more advanced applications, such as the Ethereum Blockchain. The emergence of other public blockchains and related technologies may compete with bitcoin and result in a reduction in the use of bitcoin, which could reduce its value or increase the volatility of the price of bitcoin due to changes in the supply and demand of bitcoin relative to alternatives, thus negatively impacting investment in the Fund. The Bitcoin Blockchain may also be vulnerable to attacks to the extent a miner or group of miners possess more than 50% of its hashing power and the Bitcoin Blockchain’s protocol may contain flaws that can be exploited by attackers.
The Bitcoin Network operates using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork,” with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two, non-interchangeable versions of the Bitcoin Network running in parallel with different native crypto assets and sets of participants. For example, in August 2017, bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin Network can process. The creation of a fork or a substantial giveaway of bitcoin (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of bitcoin, bitcoin futures, and the Fund.
• Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.
◦ Entertainment Industry Risk . The Entertainment Industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the Entertainment Industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Entertainment Industry. The Entertainment Industry is a separate industry within the Communication Services Sector.
• Cryptocurrency Risk. While the Fund will not invest directly in cryptocurrencies, certain of the Fund’s investments in Cryptocurrency ETFs and in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities are subject to fluctuations in the value of the cryptocurrencies in which they invest or to which they have exposure, and the value of such cryptocurrencies may be highly volatile. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. The value of cryptocurrencies is determined by supply and demand in the global cryptocurrency markets, which consist primarily of transactions of the respective cryptocurrencies on electronic exchanges or trading venues. Cryptocurrencies are relatively new, and their value is influenced by a wide variety of factors that are uncertain and difficult to evaluate, such as the infancy of their development, regulatory changes, a crisis of confidence, their dependence on technologies such as cryptographic protocols, their dependence on the role played by miners and developers and the potential for malicious activity ( e.g. , theft). Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government. Cryptocurrency is not legal tender. Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplaces, which contributes to price volatility. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. The market price of cryptocurrencies has been subject to extreme fluctuations. If cryptocurrency markets continue to be subject to sharp fluctuations, investors may experience losses. Similar to fiat currencies ( i.e. , a currency that is backed by a central bank or a national, supranational or quasi-national organization), cryptocurrencies are susceptible to theft, loss, and destruction. Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Investors in cryptocurrency may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Additionally, holders of cryptocurrency may not be able to access their wallets due to the loss, theft, compromise or destruction of the private keys associated with the public addresses that hold the cryptocurrency. The Fund’s indirect investment in cryptocurrency subjects it to volatility experienced by the cryptocurrency exchanges and other cryptocurrency trading venues, which may adversely affect the value of the Fund. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the price of cryptocurrencies and thus the Fund’s investments in cryptocurrency-related instruments or in publicly traded securities of companies engaged in cryptocurrency-related businesses and activities.
The value of one or more cryptocurrencies may be adversely impacted if their respective networks do not develop at the pace of demand; if network participants acquire a significant share that would allow them to have unintended capabilities; and if “forks,” as discussed later in this prospectus, or similar events occur.
• Cryptocurrency ETF Risk. The Fund may invest in or have exposure to one or more Cryptocurrency ETFs to the extent consistent with U.S. federal securities laws and related guidance applicable to the Fund. Cryptocurrency ETFs are relatively new investment products, with the first domestic cryptocurrency ETFs having commenced trading in January 2024. As a result, the Cryptocurrency ETFs in which the Fund may invest may have limited financial and operating histories. To the extent the Fund invests directly in shares of a Cryptocurrency ETF, the Fund will hold shares representing a fractional undivided beneficial interest in the net assets of the Cryptocurrency ETF and bear its ratable share of the Cryptocurrency ETF’s expenses. As a result, Fund shareholders will indirectly pay the fees of any Cryptocurrency ETF to which the Fund has investment exposure in addition to the Fund’s total annual fund operating expenses. The Fund’s investment exposure to Cryptocurrency ETFs subjects the Fund to many of the same risks as an investment in the reference cryptocurrency itself, including those described elsewhere in this Prospectus. The value of interests in Cryptocurrency ETFs and their reference cryptocurrency is subject to a number of factors, including the capabilities and development of blockchain technologies, cryptocurrencies’ dependence on the internet, other technologies, and the role played by key service providers, users, developers and other facilitators ( e.g. , miners) and the potential for malicious activity at various stages in the cryptocurrency investment cycle. The Fund expects to purchase shares of any Cryptocurrency ETF in the secondary market at its market price, which may be highly volatile and may not closely correspond to either the NAV per share of the Cryptocurrency ETF or the price of the reference cryptocurrency. Shares of Cryptocurrency ETFs may trade at premiums ( i.e. , the market price of the shares is more than the NAV) or discounts ( i.e. , the market price of the shares is less than the NAV), which may be significant. The risk that share prices differ from a Cryptocurrency ETF’s NAV and/or the price of the Cryptocurrency ETF’s reference cryptocurrency is likely to increase during times of market volatility or stressed market conditions. Under such conditions, the market for shares of Cryptocurrency ETFs may become less liquid making it difficult for the Fund to either increase or decrease its investment exposure to Cryptocurrency ETFs. Extreme volatility affecting cryptocurrencies may persist for extended periods and the value of the Fund’s investment in a Cryptocurrency ETF may decline significantly without recovery. The shares of certain Cryptocurrency ETFs in which the Fund may invest or to which the Fund may have investment exposure are not registered under the 1940 Act, and therefore, do not afford the Fund the investor protections provided by the 1940 Act.
In addition, Cryptocurrency ETFs may have a limited number of financial institutions that may act as authorized participants (“APs”) and which serve as market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value and could face trading halts and/or delisting.
Certain of the Cryptocurrency ETFs in which the Fund invests may engage in staking. Staking refers to the process where the holder of a particular cryptocurrency will agree to lock up the cryptocurrency for it to be used in the relevant network’s proof-of-stake validation process. In return, the holder will receive staking rewards in the form of the cryptocurrency, which represent portions of the cryptocurrency network’s transaction fees. Staking is only available to cryptocurrencies that utilize the proof-of-stake validation process.
When a Cryptocurrency ETF stakes its underlying cryptocurrency, the cryptocurrency is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the Cryptocurrency ETF lock up the staked cryptocurrency and become subject to an unbonding period to unstake the cryptocurrency, meaning that the Cryptocurrency ETF cannot sell or transfer the staked cryptocurrency during the time that it is staked and during which it is being unbonded. The unbonding period may be longer than anticipated based on network activity. In addition, during the unbonding period, the Cryptocurrency ETF is subject to the market price volatility of the cryptocurrency, and it may miss opportunities to sell the staked cryptocurrency during opportune times. Staking a cryptocurrency may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity. Slashing serves as an enforcement mechanism to ensure network resilience, but correlated slashing events can be catastrophic. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers. There are a limited number of staking software providers, and over-allocating to validators using the same software increases the risk of a single issue impacting a large amount of staked assets.
• Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
• Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser (defined below), the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
• Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
• Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
• ETF Risks. The Fund is an exchange-traded fund (“ETF”) and, as a result of its structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.
◦ Trading Risk.   Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
• Ether Risk. Ether is a relatively new innovation, and the ether market is subject to rapid price swings, changes and uncertainty and is a largely unregulated marketplace, which may be attributable to a possible lack of regulatory compliance. The value of ether has been and may continue to be, substantially dependent on speculation, such that trading and investing ether generally may not be based on fundamental analysis. The further development of the Ethereum Network and the acceptance and use of ether are subject to various factors that are difficult to evaluate. The slowing, stopping, or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational, or other problems that impact ether trading venues. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading platforms are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation, and investors may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. Realizing any of these risks could result in a decline in the acceptance of ether and, consequently, a reduction in the value of ether, ether futures, and the Fund.
Investors should also know that the Ethereum blockchain faces increased vulnerability to attacks if ownership or staking of ether becomes concentrated in one participant. Like the Bitcoin blockchain, the Ethereum blockchain may be at risk of attacks if there is a high concentration of ether ownership or staking. If an entity controls 33% or more of staked ether, it could execute attacks, with greater risks, including transaction censorship and block reordering, occurring if more than 50% is controlled. Such attacks could negatively impact ether futures and, in turn, the value of the Fund’s investments. The risk of such attacks increases as the concentration of staked ether grows. Whales could manipulate transactions, halt payments and fraudulently obtain ether.
Although the price movements of ether and bitcoin have generally been correlated, with both assets experiencing similar trends, ether has historically been more volatile. This means that it tends to rise more than bitcoin during market upswings and fall more sharply during downturns. The differences in the design and use cases of the bitcoin and Ethereum blockchains contribute to these distinct risk profiles. Bitcoin is more established as a store of value and crypto assets, while ether’s value is closely tied to its broader use in powering decentralized applications and smart contracts.
• Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
• Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, construct, reconstitute, rebalance, compose, calculate, and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
• Market Capitalization Risk.
◦ Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦ Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
◦ Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
• Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
• Models and Data Risk. The composition of the Index is heavily dependent on the use of proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.
• Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
• Passive Investment Risk. The Fund is not actively managed and its Sub-Adviser would not sell an investment designed to provide exposure to the Index or a constituent holding of the Index due to current or projected underperformance of a security industry or sector unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.
• Risks Related to Investing in Canada. The Canadian and U.S. economies are closely integrated. The United States is Canada's largest trading partner and foreign investor and the Canadian economy is significantly affected by developments in the U.S.

economy. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas, and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada's economic growth may be significantly affected by disruptions in its relationship with major trading partners, fluctuations in currency, and global demand for commodities.
• Sector Risk.  To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦ Communication Services Sector Risk . The Fund’s assets will have significant exposure to the Communication Services Sector, which means the Fund will be more affected by the performance of the Communication Services Sector than a fund that is more diversified. Market or economic factors impacting companies in the Communication Services Sector that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of communication services companies and companies that rely heavily on technology is particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of communication services companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the Communication Services Sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. While all companies may be susceptible to network security breaches, certain companies in the Communication Services Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
• Securities Lending Risk . To the extent the Fund engages in securities lending, there are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
• Solana Risk. Similar to bitcoin and ether, SOL and its supporting Solana Network are relatively new innovations. The Solana Network and SOL publicly launched in 2020. SOL has increased in popularity and market value since its inception, however it is not as established or widely accepted as bitcoin or ether. Like other cryptocurrencies, SOL is subject to rapid price swings, uncertainty related to demand, and a largely unregulated but rapidly evolving ecosystem. SOL is also subject to the risks of access loss as it is dependent on the use of private keys and theft. While the Fund will seek to invest in Cryptocurrency ETFs that have adopted security procedures intended to protect its assets, there can be no assurance that those procedures will be successful in preventing such loss, theft or restriction on access. Security breaches, cyber-attacks, computer malware and computer hacking attacks have also been a prevalent concern for digital asset trading platforms on which SOL trades. The further development and acceptance of Solana is subject to a variety of factors that are difficult to evaluate, and the delayed development or a cessation of the development of the Solana Network and SOL may adversely affect the value of the Fund’s investments and its performance. A contraction in the use of SOL or its blockchain may result in increased volatility or a reduction in the price of SOL which could have a material adverse effect on the value of a Cryptocurrency ETF held by the Fund.
In addition to utilizing the proof-of-stake mechanism, the Solana Network is unique in that it also uses proof-of-history (“PoH”), which is a new timekeeping blockchain technology created to address scalability limitations associated with certain other cryptocurrency networks. PoH is not widely used, and as such may be more susceptible to undiscovered flaws than more broadly adopted technologies. In the future, there may be network-scale attacks against the Solana Network protocol, which could result in a loss of some or all of the SOL held by a Cryptocurrency ETF in which the Fund may invest.
As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation, and investors, including the Fund, may be more exposed to the risk of theft, fraud, and market manipulation than when investing in more traditional asset classes. Legal or regulatory changes also may negatively affect the operation of the Solana Network and/or restrict the use and trading of SOL. The realization of any of these risks could result in a decline in the acceptance of SOL and, consequently, a reduction in the value of the Fund’s indirect investments in SOL and the value of the Fund.
• Tax Risk. The Fund may invest in certain non-U.S. entities that own cryptocurrency. Direct and indirect Investments in cryptocurrencies introduce complexities beyond typical equity investments and may subject the Fund to certain tax risks. In particular, the Fund’s exposure to cryptocurrencies is expected to be obtained primarily through its investment in non-U.S. ETFs treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby subjecting the Fund to special tax rules applicable to PFIC holdings. If the Fund holds an equity investment in an entity treated as a PFIC, such as investments in certain non-U.S. ETFs that own cryptocurrency, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections.
• Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
• XRP Risk . XRP is a cryptocurrency and, like other cryptocurrencies, operates without central authority or banks and is not backed by any government. XRP can be highly volatile compared to investments in traditional securities and the markets for XRP and XRP-related investments may become illiquid. XRP is a relatively new technological innovation with a limited operating history. There is a limited established performance record for the price of XRP and, in turn, a limited basis for evaluating an investment in XRP.
Unlike other digital assets such as bitcoin or ether, XRP is not and was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, there is no ability for the supply of XRP to be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP. Additionally, the fixed supply of XRP, combined with the burning of XRP (permanently destroyed) as transaction fees, could create deflationary pressure over time. A small amount of XRP is burned with every transaction to prevent spam on the network. While the amount of XRP burned per transaction is minuscule, over time, the total supply of XRP will slowly decrease. This could lead to a deflationary environment where the decreasing supply drives up the price of XRP, making it less practical as a medium of exchange. Additionally, as the total supply of XRP slowly shrinks due to burning, liquidity could become an issue in the distant future, potentially making it harder for businesses and users to access sufficient XRP for their transactions.
The fixed supply of XRP could also contribute to price volatility, especially if demand fluctuates significantly. Since the supply of XRP is fixed, any significant surge in demand can result in large price spikes. Digital assets with a flexible supply, such as stablecoins, can adjust to maintain a stable value. XRP, however, could experience price swings that make it less attractive for everyday transactions or long-term financial planning. The fixed supply of XRP may also not scale well with rapidly expanding use cases. To the extent more businesses, financial institutions, and payment providers adopt XRP for cross-border transactions and other use cases, there is a risk that the fixed supply may not meet such growing demand, leading to supply shortages and further price volatility. In the case of massive adoption, the scarcity of XRP could raise its value too much, making it less appealing for day-to-day transactions or use as a liquidity bridge in cross-border payments, as businesses might prefer a more stable and widely available currency.
The continued adoption of XRP will require growth in its usage as a means of exchange and payment. Even if growth in XRP adoption continues in the near or medium-term, there is no assurance that XRP usage will continue to grow over the long-term. A contraction in the use of XRP may result in a lack of liquidity, increased volatility in and a reduction to the price of XRP.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index and the Solactive GBS Global Markets All Cap USD Index TR, a broad-based securities market index intended to represent the overall global equity market. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.roundhillinvestments.com/etf/METV. Effective June 14, 2024, the Ball Metaverse Index implemented a change to its index methodology to include, as potentially eligible Index components, equity securities of foreign and domestic exchange-traded funds that primarily hold bitcoin or ether. Performance following June 14, 2024 reflects this change to the Index methodology.
Calendar Year Total Return
The calendar year-to-date total return of the Fund as of March 31, 2026 was -15.68%. During the period of time shown in the bar chart, the highest quarterly return was 30.38% for the quarter ended March 31, 2023, and the lowest quarterly return was -32.88% for the quarter ended June 30, 2022.
Average Annual Total Returns
(for periods ended December 31, 2025)

Roundhill Ball Metaverse ETF	1 Year	Since Inception (6/29/21)
Return Before Taxes	30.69%	5.16%
Return After Taxes on Distributions	30.64%	5.13%
Return After Taxes on Distributions and Sale of Shares	18.21%	4.00%
Solactive GBS Global Markets All Cap USD Index TR (reflects no deduction for fees, expenses, or taxes)	22.52%	9.25%
Ball Metaverse Index (reflects no deduction for fees, expenses, or taxes)	31.69%	5.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Roundhill Financial Inc. (the “Adviser”)
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
William Hershey, Timothy Maloney and David Mazza, each a portfolio manager for the Adviser, have been portfolio managers of the Fund since March 2025. Andrew Serowik, Todd Albrecio, and Gabriel Tan, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception in June 2021. Brian Cooper, also a portfolio manager for the Sub-Adviser, has been a portfolio manager of the Fund since November 2021.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.